Prospectus Supplement                               81620 3/02
dated March 18, 2002 to:

PUTNAM STRATEGIC INCOME FUND
Prospectus dated July 30, 2001

The fund's Trustees have approved in principle the merger of this fund into Putnam Diversified Income Trust, a fund that seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by investing mainly in bonds that are obligations of corporations and governments worldwide, are either investment-grade or below investment-grade (junk bonds) and have intermediate to long-term maturities (three years or longer). For more information about Putnam Diversified Income Trust, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees. Putnam Strategic Income Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.